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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 19, 2001, in this Registration Statement on Form SB-2 and related Prospectus of Optical Sensors Incorporated for the registration of 15,539,334 shares of its common stock.



/s/ Ernst & Young LLP
Minneapolis, Minnesota
November 13, 2001